UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41321	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

18 Forum Lane, 3rd floor, Camana Bay, PO Box 757, Grand Cayman	KY1-9006
(Address of Principal Executive Offices)	(Zip Code)

+1 345 640 4900 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	PLAOU	The Nasdaq Stock Market LLC
Class A ordinary shares, included as part of the units	PLAO	The Nasdaq Stock Market LLC
Redeemable warrants, included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLAOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2023, the Company appointed Ms. Ana Cristina Russo as the new CFO of the Company, effective immediately, to serve in such capacity until a successor has been elected and qualified, or until her resignation or removal.

Ms. Russo is the Company's newly appointed CFO. Ms. Russo joined Patria Group on October 3, 2022 and is the Chief Financial Officer of Patria Investments Limited. Ms. Russo is a seasoned finance and business executive with significant global experience. She has broad finance expertise, having managed a full range of finance functions throughout her career, as a department head and Brazil CFO (for Philip Morris International and earlier in her career with Remy Cointreau) and Central America & Caribbean and Latin America & Canada CFO (for Philip Morris International), as well as Chief Auditor for the same company. She also has developed a deep connection with business process, acting as a Business Partner to division leaders and General Managers, and also managing a full P&L as GM of Central America & Caribbean. Ms. Russo also has meaningful experience dealing with distribution processes, government relations, and mergers and acquisitions.

On May 17, 2023, Mr. Marco Nicola D'Ippolito submitted to the Company a notice of his resignation from his position as CFO, with such resignation to be effective immediately. The Company accepted Mr. D'Ippolito's resignation on May 17, 2023. Mr. D'Ippolito's resignation as CFO did not result from any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Marco Nicola D'Ippolito, who has been serving as the Chief Financial Officer, will allocate his time to develop Patria's organic and inorganic growth strategies, evolving to the leadership of a new business vertical in Patria Investments Limited, as Chief Corporate Development Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2023

PATRIA LATIN AMERICAN OPPORTUNITY ACQUISITION CORP.

By:	/s/ José Augusto Gonçalves de Araújo Teixeira
José Augusto Gonçalves de Araújo Teixeira
Chief Executive Officer